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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                  __________


                                   FORM 8-K

                                CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934

                                  __________

     Date of Report (Date of earliest event reported):  November 12, 1999


                            V.I. TECHNOLOGIES, INC.
            (Exact name of registrant as specified in its charter)


                                   000-24241
                                  (Commission
                                 File Number)


     Delaware                                           11-328476
  (State or other                                      (IRS Employer
  jurisdiction of                                      Identification No.)
  incorporation)


                                155 Duryea Road
                           Melville, New York 11747


              (Address of principal executive offices) (Zip Code)



Registrant's telephone number, including area code:  (516) 752-7314
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS


     On November 12, 1999, V.I. Technologies, Inc., a Delaware corporation ("VITEX"), completed the acquisition of Pentose Pharmaceuticals, Inc., a Delaware corporation ("Pentose"), pursuant to an Agreement and Plan of Merger and Reorganization dated as of July 28, 1999, as amended November 8, 1999 (the "Merger Agreement"), by and among VITEX, Pentose, and certain stockholders of Pentose. The stock-for-stock transaction was approved by the stockholders of both companies on November 12, 1999. The principal business of Pentose is the development for commercialization of novel antiviral products for medical use based on applications of nucleic acid chemistry. Pentose has developed the INACTINE(TM) technology platform for the inactivation of viral pathogens in blood components for transfusion, plasma derivatives, and biopharmaceuticals. VITEX intends to continue to use the assets of Pentose to develop and commercialize antiviral products for medical use based on applications of nucleic acid chemistry.


     Pentose merged directly with and into VITEX, with VITEX as the surviving corporation, effective as of November 12, 1999. Each share of Pentose common stock, Pentose Series A Preferred Stock, and Pentose Series B Preferred Stock was converted into the right to receive 0.48937, 0.60222, and 0.77506 of a share of VITEX common stock, respectively. The exchange ratios were determined through arm's length negotiation between the parties. The total number of shares of VITEX common stock issued in the merger was 6,443,731. Each outstanding option and warrant to purchase Pentose common stock was converted into the right to purchase 0.48937 of a share of VITEX common stock. A total of approximately 500,000 shares of VITEX common stock are issuable to option-holders and warrant-holders of Pentose upon exercise of options and warrants assumed in the merger. The merger is expected to qualify as a tax-free reorganization and will be accounted for as a purchase.


     Prior to the merger, VITEX and Pentose were parties to an Option, Development, Manufacture and License Agreement whereby VITEX was contracted to perform an initial evaluation relating to a possible collaboration using the parties' respective technologies and to further develop and commercialize virally inactivated blood products. In addition, a venture capital firm comprised of several limited partnerships, collectively known as Ampersand Ventures, owned approximately 52% of Pentose common stock (on an as converted to common stock basis) and 21% of VITEX common stock prior to the merger and, as a result of the merger, owns approximately 33% of the common stock of VITEX. Finally, two of the three Pentose Directors, Dr. Richard A Charpie (who is managing general partner of various Ampersand Ventures entities) and Peter D. Parker (a general partner of various Ampersand Ventures entities) are directors of VITEX. The third Pentose Director, Dr. Samuel K. Ackerman, who held approximately 16% of Pentose common stock (on an as converted to common stock basis) and who holds approximately 4% of VITEX common stock as a result of the merger, has been appointed as a Director and Executive Vice President of VITEX.



     The description contained herein of the transaction is qualified in its entirety by reference to the Merger Agreement, as amended (Exhibits 2.1 and 2.2, previously filed and incorporated herein by reference) and VITEX's press release announcing the effectiveness of the merger

                                       2
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(Exhibit 99.1, attached hereto and incorporated herein by reference).


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (a) Financial statements of business acquired.
         -----------------------------------------

         Audited financial statements of Pentose, and the notes thereto, required by this item will be filed by amendment to this Form 8-K not later than January 26, 2000.

     (b) Pro forma financial information.
         -------------------------------

         The pro forma financial information required by this Item will be filed by amendment to this Form 8-K not later than January 26, 2000.

     (c) Exhibits.
         --------

         The following exhibits are filed as part of this report pursuant to
         Item 601 of Regulation S-K:

         Exhibit
         -------
          Number    Description
          ------    -----------



          2.1 Agreement and Plan of Merger dated as of July 28, 1999, by and among VITEX, Pentose, and certain stockholders of Pentose. Filed as Exhibit 2 to the Registrant's Registration Statement on Form S-4, as amended (Registration Statement No. 333-87443) and incorporated herein by reference.

          2.2 Amendment to Agreement and Plan of Merger dated as of November 8, 1999, by and among VITEX, Pentose, and certain stockholders of Pentose. Filed as Exhibit 2.1 to the Registrant's Registration Statement on Form S-4, as amended (Registration Statement No. 333-87443) and incorporated herein by reference.




          99.1 VITEX's Press Release dated November 15, 1999. Filed herewith.

                                       3
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                                   SIGNATURES




  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  November 24, 1999             V.I. TECHNOLOGIES, INC.
                                     (Registrant)



                                     By:  /s/ John R. Barr
                                          --------------------------------------
                                          John R. Barr
                                          President and Chief Executive Officer

                                       4
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                                 EXHIBIT INDEX



Exhibit
-------
Number    Description
------    -----------



2.1 Agreement and Plan of Merger dated as of July 28, 1999, by and among VITEX, Pentose, and certain stockholders of Pentose. Filed as
          Exhibit 2 to the Registrant's Registration Statement on Form S-4, as amended (Registration Statement No. 333-87443) and incorporated herein by reference.

2.2 Amendment to Agreement and Plan of Merger dated as of November 8, 1999, by and among VITEX, Pentose, and certain stockholders of Pentose. Filed as Exhibit 2.1 to the Registrant's Registration Statement on Form S-4, as amended (Registration Statement No. 333-87443) and incorporated herein by reference.


99.1      VITEX's Press Release dated November 15, 1999.  Filed herewith.